Fees Summary	Feb. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,597,184,000.00
Previously Paid Amount	0.00
Total Fee Amount	220,571.11
Total Offset Amount	0.00
Net Fee	$ 220,571.11
Final Prospectus	false